Exhibit 99.2

PENTAIR & TYCO FLOW
PENTAIR AND TYCO FLOW
A Powerful Combination, A Stronger Future
MARCH 28, 2012

PENTAIR & TYCO FLOW

Randall J. Hogan
Chairman and
 Chief Executive Officer

Pentair, Inc.
Edward D. Breen
Chairman and
 Chief Executive Officer
Tyco International, Ltd.

PENTAIR & TYCO FLOW
3
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation may contain certain statements about Pentair, Inc. (“Pentair”), Tyco Flow Control International Ltd. (“Tyco Flow”) and Tyco International Ltd. (“Tyco”) that are
“forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation may include statements about the expected effects on Pentair, Tyco Flow and Tyco of the proposed merger of Pentair and Tyco Flow (the “Merger”), the anticipated timing and benefits of the Merger, Pentair’s and Tyco Flow’s anticipated standalone or combined financial results and all other statements in this document other than historical facts.
Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”,
“estimates”, “projects”, “should”, “would”, “expect”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Pentair, Tyco Flow and Tyco (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Merger and other risks related to the completion of the Merger and actions related thereto; Pentair’s and Tyco’s ability to complete the
Merger on anticipated terms and schedule, including the ability to obtain shareholder or regulatory approvals of the Merger and related transactions; risks relating to any unforeseen liabilities of Pentair or Tyco Flow; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Pentair's or Tyco Flow’s operations; Pentair’s and Tyco Flow’s ability to integrate successfully after the Merger and achieve anticipated synergies; the effects of government regulation on Pentair’s or Tyco Flow’s business; the risk that disruptions from the transaction will harm Pentair’s or Tyco Flow’s businesses; Pentair’s, Tyco Flow’s and Tyco’s plans, objectives, expectations and intentions generally; and other factors detailed in Pentair’s and Tyco’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including their Annual Reports on Form 10-K under the caption “Risk Factors”. Forward-looking statements included herein are made as of the date hereof, and none of Pentair, Tyco Flow or Tyco undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

ADDITIONAL INFORMATION
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The Merger will be submitted to a vote of Pentair shareholders and the proposed distribution of Tyco Flow to Tyco shareholders will be submitted to a vote of Tyco shareholders. In connection with the Merger,
Tyco Flow will file a registration statement on Form S-4 with the SEC. Such registration statement will include a proxy statement of Pentair that also constitutes a prospectus of
Tyco Flow, and will be sent to Pentair shareholders. In addition, Tyco Flow will file with the SEC a Form 10 and Tyco will file a proxy statement with the SEC related to the proposed distribution of the Tyco Flow shares that will be sent to Tyco shareholders. Shareholders of Pentair and Tyco are urged to read the proxy statements and other documents filed with the SEC when they become available because they will contain important information about Pentair, Tyco Flow, Tyco and the proposed transactions.
Shareholders will be able to obtain copies of these documents (when they are available) and other documents filed with the SEC with respect to Pentair, Tyco Flow and Tyco free of charge from the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Pentair upon written request to
Investor Relations Department, Pentair, Inc., 5500 Wayzata Blvd., Suite 800, Minneapolis, MN, 55416, or by calling (763) 545-1730, or from Tyco or Tyco Flow upon written request to Investor Relations Department, Tyco International Ltd., 9 Roszel Road, Princeton, NJ, 08540, or by calling (609) 720-4200.

PARTICIPANTS IN THE SOLICITATION
Pentair and Tyco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pentair may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 21, 2012 and definitive proxy statement relating to its 2012 annual meeting of shareholders filed with the
SEC on March 9, 2012. Information about the directors and executive officers of Tyco may be found in its Annual Report on Form 10-K for the year ended September 30, 2011 filed with the SEC on November 16, 2011 and definitive proxy statement relating to its 2012 annual general meeting of shareholders filed with the SEC on January 13, 2012.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statements when it becomes available.

PENTAIR & TYCO FLOW
4
 Well-Positioned to Serve the “New” New World
 - Growing Population and Wealth of Developing Economies
 A World-Leading ~$7.7B* Industrial Growth Company
GREAT INDUSTRIAL COMBINATION
A Global Leader in Flow, Filtration and Equipment Protection
 Strong from the Start
 - More Global, More Diverse and More Scale
 Stronger in the Future
 - Substantial Synergies Expected with Enhanced Financial Strength

* Combined projected 2012 pro forma revenues. Tyco Flow financials calendarized to December.

PENTAIR & TYCO FLOW

TRANSACTION SUMMARY
Structure and Consideration
• Stock-for-stock exchange using Reverse Morris Trust structure
• The Tyco Flow Control business will be distributed to Tyco International shareholders through a tax-free spin-off; then immediately merged with Pentair
• Total Consideration approximately $4.9B*, including ~$275M of Tyco Flow net debt assumed and $94M of minority interest

Ownership (new Pentair)	• Approximately 52.5% Tyco International shareholders • Approximately 47.5% Pentair shareholders • ~214 million total diluted shares expected to be outstanding
Governance	• Pentair’s Chairman/CEO and executive team to lead combined company • Pentair Board of Directors plus two board members designated by Tyco
Merged Company	• Company Name: Pentair; Listing: NYSE (ticker: PNR) • Incorporation: Switzerland; Main U.S. offices: Minneapolis, MN
Financial Benefits	• Projected ~$0.40 Accretive to 2013 EPS; Expect 2015 EPS of >$5.00 • Expect ~$250M annual synergies with full realization by Year 3 • Expect combined proforma 2015 EBITDA of ~$1.7B
Conditions and Expected Closing	• Pentair and Tyco International shareholder votes • Customary closing conditions and relevant tax authority approvals • Expected closing at the end of September 2012
Unique Value Creation Opportunity
* Consideration based on PNR $40.26/share

PENTAIR & TYCO FLOW

Edward D. Breen
Chairman and
 Chief Executive Officer
Tyco International, Ltd.

PENTAIR & TYCO FLOW

TRANSACTION CONSIDERATION
• Implies total value for Tyco Flow of ~$4.9B*, before the benefit of synergies
 - 52.5% ownership in the total merged company
 - Pentair assumes $275M of Tyco’s net debt and $94M of minority interest
• Expected close at the end of September 2012, consistent with overall timing of Tyco separation
• Tax efficient structure for Tyco and its shareholders
* Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.
** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 “SpinCo” EBITDA includes ~$80M of total corporate standalone costs.
TYCO FLOW EBITDA**
IMPLIED EBITDA MULTIPLES
TEV = ~$4.9B*
2011
“Carve-Out”
Adj EBITDA
2012
“SpinCo”
Adj EBITDA
at 2012
“SpinCo”
Adj EBITDA
at 2011
“Carve-Out”
Adj EBITDA
$435M
~$515M
~11.3x
~9.5x
Immediate Value to Tyco Shareholders
Average
~10.4x

PENTAIR & TYCO FLOW

SIGNIFICANT BENEFITS TO TYCO SHAREHOLDERS
Combination Significantly More Compelling than Standalone
• Majority Ownership of the Highly Attractive Tyco Flow/Pentair
 Combined Company
 - Stronger, more attractive competitor than Tyco Flow on standalone basis
 - Forms a premier global leader in flow, filtration & equipment solutions
 - Greater exposure to higher growth geographies and end markets
• Participation in Considerable Value Creation Resulting From
 the Combination
 - 52.5% ownership and enhanced multiple for Tyco Shareholders
 - More than $1B in value on Day One on a combined basis
 - Incremental $1.4B in value over next few years on a combined basis
• Combination with a Highly Complementary Strategic Partner
 with Proven Track Record as a Public Company

PENTAIR & TYCO FLOW

Randall J. Hogan
Chairman and
 Chief Executive Officer

Pentair, Inc.

PENTAIR & TYCO FLOW

… A Powerful Combination
A Global Leader in Industrial
Valves and Controls
Strong Regional Leader in Water
and Environmental Solutions
A Global Leader in Industrial
Heat Management Solutions
Strong Lean/Six Sigma Journey
Strong Cash Flow Generation
Broad Global Reach
TWO GLOBAL LEADERS
Emerging Presence in Industrial
Fluid Processing Solutions
A Global Leader in Water Flow
and Filtration Applications
A Global Leader in Equipment
Protection Solutions
Proven Operational Excellence
and Lean Discipline
Strong Cash Flow Generation
Building Global Presence
STRENGTHENS FLUID
PROCESS SOLUTIONS
EXTENDS WATER
OFFERINGS
ADVANCES THERMAL
CAPABILITIES
ENHANCES
GROWTH POTENTIAL

PENTAIR & TYCO FLOW

STRONG STRATEGIC FIT
Complementary Capabilities to Best Serve Customers
PENTAIR
SALES BY SEGMENT
TYCO FLOW
SALES BY SEGMENT
COMBINED COMPANY SALES
2012 pro forma PROJECTED SALES ~$7.7B*
Water &
Fluid
Solutions,
~70%
Technical
Products,
~30%
Valves &
Controls,
~60%
Water &
Environ.,
~20%
Thermal
Controls,
~20%
Projected 2012 Sales: ~$3.7B
Projected 2012 Sales: ~$4.0B*
Technical
Products,
~30%
EP
FC
W&F
Water &
Fluid
Solutions,
~45%
Equipment
Protection
Solutions,
~25%
Flow
Control,
~30%
* Tyco Flow financials calendarized to December.

PENTAIR & TYCO FLOW

SERVING HIGHLY ATTRACTIVE GROWTH SECTORS
Driven By Strong Secular Growth Trends
• Increased Scale in Attractive Growth Sectors
• Sales Mix: Estimated 35% Project
DIVERSE VERTICALS
COMBINED 2012 pro forma PROJECTED SALES MIX
Industrial,
~35%
Energy,
~25%
Infrastructure,
~10%
Comm’l,
~10%
Industrial
 ✓ Performance & Quality
 ✓ Efficiency
 ✓ Hazardous
Energy
 ✓ Efficiency
 ✓ Unconventional
 ✓ Technology
Global Water
 ✓ Scarcity
 ✓ Regulation
 ✓ Sustainability
Infrastructure
 ✓ Aging
 ✓ Capacity Needs
 ✓ Urbanization
SECULAR TRENDS DRIVING DEMAND
Residential,
~20%

PENTAIR & TYCO FLOW

EXPANDED GLOBAL REACH
Fast Growth Regions ~25% of Combined Sales
~40%
US & CANADA
~35%
DEVELOPED
REST OF WORLD
 WORLDWIDE
 >100 Manufacturing Facilities
 >90 Service Centers
 >30,000 Employees
 ✓ Significant US Residential
 Installed Base
 ✓ US Industrial Sector
 Strength
 ✓ Continued Increase in
 Demand for Oil and Gas,
 Power
 ✓ Broader Offering,
 Recognized Brands, Plus
 Service Centers in Large,
 Fragmented Market
 ✓ Rising GDP and
 Urbanization Driving
 Infrastructure, Energy
 & Water Demands
 ✓ Robust Industrial Sector
 ✓ Greater Scale in Fast
 Growth Regions Across
 All Businesses
~25%
FAST GROWTH
REGIONS

PENTAIR & TYCO FLOW

POSITIONED TO SERVE THE “NEW” NEW WORLD
Presence, Breadth and Expertise to Serve “New” New World
Industrialization
Infrastructure
Resource Scarcity
Quality of Life
&
>4 Billion Reaching
Middle Class Globally
Needs and Wants Are
Driving Demand
Increasing Population and Wealth
of the “New” New World
Food
Infrastructure/Industry
(Transportation and Manufacturing)
Energy

PENTAIR & TYCO FLOW

VALUE CREATION ROADMAP
Clear Strategy, Focused Execution and Proven Framework
CLEAR VISION,
CONSISTENT STRATEGY
PERFORM AT A
HIGHER LEVEL
EXECUTE OUR
PROVEN STRATEGY
LEVERAGE COMBINED
STRENGTHS
Focus on Key Value
Creation Metrics:
 - Organic Sales Growth +
 Key Acquisitions
 - Op Margin Expansion
 - Prioritized Growth
 - Cash Flow > NI
 - ROIC
Based on the Pentair
Integrated Management
System (PIMS)
 - Lean Enterprise
 - Talent Process
 - New Product
 Development Roadmap
 - Rapid Growth Process
Shared Vision and
“Win-Right” Culture
Leverage Process and
Cash Flow Disciplines
Strong Customer-Centric
Business Models
Clear, Simple, Global
Vision based on “New”
New World
Shareholder Value
Creation Has Always
Been Our #1 Goal
NEW

PENTAIR & TYCO FLOW

• Both Companies’ Shareholders Expected to Benefit From Structure
 – Tax-Free Distribution and Merger
• Immediate, Substantial Synergies Anticipated
 – 1/3 of Synergies ‘Day One’ with One Corporate Structure + Greater Tax Efficiencies
 – $250M Expected Annual Synergies by 2015 … Plus Revenue Synergies All Upside
• Focused Integration Planning Already Underway
 – Structure, Sourcing & Standardization with Dedicated Resources
• Proven PIMS Framework and Experienced Management Team
 – Maintained Op Expenses at <20% of Sales for Last 5 Years, while Consistently
 Increasing R&D Investments and Resources
 – Customer-Centric, Market Focused Approach
SUBSTANTIAL VALUE-CREATION OPPORTUNITIES
Planning, Framework & Experience to Ensure Integration Success

PENTAIR & TYCO FLOW

INTEGRATION LEADERSHIP
Valves &
Controls
Thermal
Water &
Environ.
Pentair
Dedicated Resources to Capture Synergistic Potential
Business
Process
Sourcing/
Indirect
Lean/RE
Logistics
Finance/IT
Selling/
Marketing
HR/
Culture
Legal/
Compliance
Executive/
Board
INTEGRATION TEAM
Reporting Directly to Chairman/CEO
INTEGRATION LEADER
Program Management Office (PMO)
Integration Team Will Consist of
~25 - 40 Proven Leaders
 • Primary Focus on Structure,
 Standardization, Indirect
 Spend, Direct Materials and
 On-Boarding
 • Function and Geographic
 Region Focus
 • Pentair + Tyco Flow
 Leadership
 • Supported by PMO Office
 • First 100 Days Plan Already
 Underway

PENTAIR & TYCO FLOW

Safety, Quality, Delivery, Cost and Cash Focus
Attracting and Developing Top Talent
Prioritizing Investments & Innovation
Building Growth Capabilities
LEAN
ENTERPRISE
PENTAIR INTEGRATED MANAGEMENT SYSTEM
Proven PIMS Framework To Drive Value

PENTAIR & TYCO FLOW

REVENUE SYNERGIES … FURTHER UPSIDE (NOT IN SYNERGY NUMBERS)
Tremendous Value Creation Potential
Oil & Gas
• Oil and Gas
 Separation
• Protective
 Enclosures
• Gas Recovery
• Dewatering ...
• Valves
• Heat Mgmt
• Sensing &
 Controls
• Broad Service
 Capabilities …
• Water Supply &
 Disposal
• Water & Fluid
 Separation
• Recycling &
 Recovery …
• Transport &
 Treatment
• Automated
 Valves/Control
• Emission
 Monitoring …
Power
Water
Food & Bev.
1
2
3
4
A FEW CROSS-SELLING EXAMPLES

PENTAIR & TYCO FLOW

• More exposure to attractive markets
 and customers
• Expected higher earnings and greater
 end-market diversity in future
• Stronger balance sheet with greater
 financial flexibility
• Ability to leverage PIMS across
 larger enterprise
• Tax-free merger with more efficient
 structure going forward
A “WIN-WIN” COMBINATION
• Majority ownership of more attractive
 company vs. standalone
• Expected higher earnings from the start
 and more predictable earnings growth
• Growing dividend at Pentair with 36
 consecutive years of increases
• SG&A leverage in corporate and
 fast growth regions
• Tax-free spin-off
PENTAIR SHAREHOLDERS
TYCO SHAREHOLDERS
Shareholder Value Creation is Our #1 Goal

PENTAIR & TYCO FLOW

John L. Stauch
Chief Financial Officer
Pentair, Inc.

PENTAIR & TYCO FLOW

FINANCIALLY COMPELLING
• Transaction Consideration ~$4.9B* ($4.5B in equity; $275M in net debt and $94M in minority interest assumed)
 – ~8.8x Expected SpinCo Tyco Flow 2012 EBITDA**, plus Day 1 Cost Avoidance Synergy
 – Favorable to Both Pentair’s and Tyco Flow’s Shareholders
• Expect Highly Accretive to Earnings … Adds Estimated $0.40 to 2013 EPS
 – $200M in Anticipated Annual Cost Synergies … Expect Full Realization by Year 3
 – Plus ~$50M in Expected Tax Synergies … Projected Ongoing Effective Tax Rate of ~24-26%
 – Deleveraging of Balance Sheet Creates Incremental EPS Opportunity
• Expect ~$1.3B in Combined EBITDA in 2013
 – Invest in High Growth Verticals and Return Cash to Shareholders
 – Expected Deal ROIC >10% by Year 3, with Pentair ROIC ~13%
• Proven Management Team … Leading Processes
 – Strong Track Record with PIMS, Lean and Significant Cost Reduction Programs
 – Focused Integration Planning and Strategy
Unique Opportunity to Create Significant Shareholder Value
* Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.
** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 “SpinCo” EBITDA includes ~$80M of total corporate standalone costs.

PENTAIR & TYCO FLOW

TRANSACTION CONSIDERATION
2012
“SpinCo”
Adj EBITDA
~$515M
~$555M
at 2012
“SpinCo”
+ “Day 1” Cost
Avoidance
• Tyco Ownership in Combined Co. = 52.5%
 PNR Ownership in Combined Co.  = 47.5%
• Tyco Flow Net Debt = $275M
• Tyco Flow Minority Interest = $94M
• Tyco Flow Total Enterprise Value = ~$4.9B*
~8.8x
• Tyco Flow Segment EBITDA Margin ~15%+
• Corporate Cost Adds Estimated at ~$80M or
 ~2% of Net Sales, Including Standalone
 Public Company Costs
Day 1 Value Locked + Synergies and Enhanced Growth Potential
IMPLIED EBITDA MULTIPLES
TEV = ~$4.9B*
TYCO FLOW EBITDA**
~9.5x
at 2012
“SpinCo”
2012
“SpinCo”
Adj EBITDA
Includes
~$80M
Standalone
Corp Costs
Includes
~$80M
Standalone
Corp Costs
* Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.
** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 “SpinCo” EBITDA includes ~$80M of total corporate standalone costs.
Plus Day 1
Cost
Avoidance
Synergy
Plus Day 1
Cost
Avoidance
Synergy
Average
~9.2x

PENTAIR & TYCO FLOW

• Operating/G&A Cost Synergies: ~$160M
 – Direct/Indirect Sourcing Opportunities
 – Lean/PIMS in Factories: Deploy in Tyco Flow
 – IT/Finance/HR Standardization
 – Management and Regional Business Integration
• ‘Day One’ Cost Avoidance: ~$40M
 – ~$80M Public Company Corporate Cost Avoidance,
 Net of ~$40M Integration/Corporate Investments
• ‘Day One’ Tax Synergies: ~$50M
 (Below the Operating Line)
 – Expect Annualized Tax Rate of ~24-26% (vs. current PNR ~29%)
• Revenue Synergies … All Upside Potential
 – Cross-Selling of Channels, Verticals, Products and Services
 – Not Assumed in Accretion and Cash Flow Forecasts
VALUE CREATION POTENTIAL
~$250M
Corp Cost
Avoidance
Tax
Synergies
Cost
Synergies
~$1B in Value Day 1 from Corp Cost Avoidance + Taxes
RUN-RATE SYNERGY ESTIMATE
Estimated One Time Costs of $230M
(~1/3 is Non-Cash Inventory Step-Up Costs)
~$200M of
Operational
Synergies
pre-tax
ANTICIPATED PRE-TAX SYNERGIES

PENTAIR & TYCO FLOW

• Direct/Indirect Sourcing
 – Benefit from Global Procurement and Indirect
 Sourcing Capabilities
 – Leverage Company-Wide Standard Vendor Lists
 – Insource/Resource Common Buys
• Operations / Lean
 – PIMS Works … Proven Processes Utilizing
 Standard Work and Cultural Influence
• Global Structure … Significant Opportunity
 – Drive to Standard Systems and Processes in
 IT/Finance/HR to Reduce G&A
 – Integrate and Leverage Regional Sales and Service
 Locations … Focus in Fast Growth Regions
 – Pentair G&A ~7.5% of Sales …
 Tyco Flow “SpinCo” >10.5%
 – No Reductions in R&D
COST SYNERGY DRIVERS
Expected Annual Synergies of ~$250M by 2015
2013
2014
2015
~$140M
~$200M
~$250M
Direct/
Indirect
Sourcing
Ops/
Lean
Global
Structure:
G&A,
Selling/
Mkting
EXPECTED SYNERGIES
Tax
Synergies
Tax
Synergies
Tax
Synergies
~$90M
~$150M
Operational
Cost
Synergies
Operational
Cost
Synergies
~$200M
Operational
Cost
Synergies

PENTAIR & TYCO FLOW

STRONG CASH FLOW GENERATION
2012
EBITDA
EBITDA
with Synergies + Growth
~$1.1B
~$1.3B
Expected
Debt/
EBITDA
• Target Solid Investment
 Grade Rating
• Committed to Dividend Growth
 (36 Straight Years of Increases)
 – Expect Annual Dividend to Equal
 $0.88/Share at Start
• Invest in High Return, Growth
 Platforms, both Organic and M&A
• Projected Cash to be Returned to
 Shareholders Through Share
 Buybacks and Dividends (~$1.8B over
 3 years estimated, in projections)
Cash Flow Discipline and Enhanced Financial Strength
Yr 1 Cost
Synergies
+ Growth
• Combined Annualized D&A of ~$285M in 2013
 (includes estimated Deal Amortization of ~$90M)
CAPITAL ALLOCATION
OF COMBINED COMPANY
PRO FORMA EBITDA PROJECTION
OF COMBINED COMPANY
~$1.7B
2013
2015
~1.6x
~1.3x
~1.0x

PENTAIR & TYCO FLOW

A Great Industrial Combination … A Stronger Pentair
EXCITING VALUE CREATION POTENTIAL
• Expect Long Term Sales Growth of ~5 to 7%
• Enriched Mix of Businesses, Verticals and Geographies
• Opportunity to Deploy Capital Structure to Drive Growth
 in Platforms and Return Cash to Shareholders
• Expect Full Year Run-Rate of Cost Synergies by 2015
• Estimated One-Time Costs Related to Transaction
• ~1/3 Transaction Costs (Yr 1); ~1/3 Restructuring & Other
 (over 3 Yrs); ~1/3 Non-cash Inventory Step-up Costs (Yr 1)
• Combined Increased Earnings Power
• Balance Sheet Flexibility to Fuel Additional Growth
>$8B
~$1.3B
~$0.40
2013 Revenue
2013 EBITDA
2013 Adjusted
EPS Accretion
Estimated
Combined
Combined
Combined
Combined
One-Time
Costs
~$230M
pre-tax

PENTAIR & TYCO FLOW

Randall J. Hogan
Chairman and
 Chief Executive Officer

Pentair, Inc.

PENTAIR & TYCO FLOW

• Mega Trends in Favor of
 Combination
• Complementary
 Extension of Product
 Offerings & Solutions
More Scale, More Global and More Diverse
• Broader Global Reach
• Fast Growth Region
 Sales ~25%
• Global Service and
 Sales Coverage
• Increased Scale in High
 Growth Applications
• Enhanced Product
 Offerings and Solutions
• Diverse Customer Base
US and
Canada,
~40%
Fast Growth
Regions,
~25%
Western
Europe,
~20%
COMBINED PENTAIR AND TYCO FLOW
Equipment
Protection
Solutions,
~25%
Flow Control,
~30%
Water &
Fluid
Solutions,
~45%
BY APPLICATION
COMBINED 2012 pro forma PROJECTED SALES MIX
BY PLATFORM
COMBINED 2012 pro forma PROJECTED SALES MIX
BY GEOGRAPHY
COMBINED 2012 pro forma PROJECTED SALES MIX
Energy,
~25%
Infrastructure,
~10%
Comm’l,
~10%
Residential,
~20%
Industrial,
~35%
Developed
Non-US,
~15%

PENTAIR & TYCO FLOW

IN SUMMARY
Earnings Power >$5.00 Expected by 2015
• Two Global Industrial Leaders
 - Strong Alignment with Mega Trends
 - Positive 2012 and Beyond Outlook for Both Companies
• Combined Strengths = Unique Value Creation Potential
 - $7.7B* Global Industrial Leader Serving High Growth, Attractive Markets
 - Leading Company with Strong Filtration + Flow + Valves Platforms
• Expected Highly Accretive to Earnings and Future Growth
 - Day One Winning Combination for Pentair and Tyco Shareholders
 - Substantial Cost Synergies and Long-term Value Creation Opportunities
 - Strong Balance Sheet and Cash Flow to Support Growth and
 Cash Returned to Shareholders
* Combined 2012 pro forma projected revenues. Tyco Flow financials calendarized to December.

PENTAIR & TYCO FLOW

Appendix

PENTAIR & TYCO FLOW

TRANSACTION STRUCTURE
Pentair
Shareholders
Tyco Shareholders
“New Pentair”
Newly Merged
Pentair/Tyco Flow Control
~52.5%
Ownership
~47.5%
Ownership
• “Reverse Morris Trust” allows for a tax-free distribution of Tyco
 Flow Control equity under US and Swiss law
• Transaction is tax-free to both Tyco and Pentair shareholders
• Newly combined company retains Switzerland domicile
• Retain Pentair Name
• NYSE Listing and
 PNR Ticker Remains
RMT Structure Enhances Value Creation Opportunities
“REVERSE MORRIS TRUST” TRANSACTION
POST-CLOSING
Tyco
Tyco
Shareholders
Other Tyco
Businesses
Tyco Flow Control
Pentair
Tax-free
spin-off
Merge
$275M net debt
pushdown
Step 1
Step 2
Tyco Flow Control
(Changes name to Pentair)
Tyco
Shareholders
Pentair
Shareholders
Tyco
Shareholders

PENTAIR & TYCO FLOW

GAAP TO NON-GAAP RECONCILIATION

PENTAIR & TYCO FLOW

GAAP TO NON-GAAP RECONCILIATION
The table above sets forth a summary of certain combined financial data of the flow control business of Tyco
International Ltd. ("Flow Control"). The historical selected combined financial data have been prepared to include all of Tyco’s flow control business, and are a combination of the assets and liabilities that have been used in managing and operating this business. The historical combined financial data may not be indicative of Flow
Control's future performance and do not necessarily reflect what Flow Control's financial condition and results of operations would have been had it operated as an independent entity during the periods presented.